UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

___________________________________________________________________

Date of report (Date of earliest event reported):  November 10, 2011

VU1 CORPORATION
(Exact Name of Registrant as Specified in Charter)

California	000-21864	84-6672714
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

469 Seventh Avenue, Suite 356
New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (888) 985-8881

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR240.13e-4(c))

Current Report on Form 8-K

Vu1 Corporation

November 10, 2011

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 10, 2011, Vu1 Corporation (the “Company”) filed an amendment (the “Amendment”) to the Company’s Amended and Restated Articles of Incorporation with the Secretary of State of the State of California to effect a reverse stock split of the Company’s outstanding shares of common stock, no par value (the “Common Stock”), at a reverse stock split ratio of 1-for-20 (the “Reverse Stock Split”), and to reduce the authorized number of shares of Common Stock from 200,000,000 shares to 90,000,000 shares. The Amendment became effective upon filing.  The Company expects its share price to reflect the Reverse Stock Split shortly.

The Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number

3.1	Certificate of Amendment of the Amended and Restated Articles of Incorporation of Vu1 Corporation, effective as of November 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VU1 CORPORATION

Date: November 16, 2011	By:	/s/ Matthew DeVries
Matthew DeVries
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment of the Amended and Restated Articles of Incorporation of Vu1 Corporation, effective as of November 10, 2011.